Exhibit 99.2

PartnerRe Ltd.

Financial Supplement

Financial Information

as of December 31, 2011

(unaudited)

The following financial supplement is provided to assist in your understanding of

PartnerRe Ltd.

This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company’s Annual

Report on Form 10-K and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.

Financial Supplement - December 31, 2011

PartnerRe Ltd. Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.

The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.

Operating Earnings (Loss) available to Common Shareholders (Operating Earnings (Loss)), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating Return on Beginning Diluted Book Value per Common Share and Common Share Equivalents Outstanding (Annualized Operating ROE): The Company uses Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings (Loss) exclude the impact of net realized and unrealized gains and losses on investments, net of tax, net realized gain on purchase of capital efficient notes, net of tax, net foreign exchange gains and losses, net of tax, and the interest in earnings (losses) of equity investments, net of tax, where the Company does not control the investee companies’ activities, and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings (Loss) per Common Share using Operating Earnings (Loss) for the period divided by the weighted average number of common shares and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Diluted Operating Earnings (Loss) per Common Share for the period divided by the Diluted Book Value per common share and common share equivalents outstanding as of the beginning of the year. Operating Earnings (Loss) and Diluted Operating Earnings (Loss) per Common Share should not be viewed as a substitute for Net Income (Loss) or Diluted Net Income (Loss) per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.

Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Book Value excluding NURGL) and Diluted Book Value per Common Share and Common Share Equivalents Outstanding (Diluted Book Value per Common Share) excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Diluted Book Value excluding NURGL): The Company calculates Book Value excluding NURGL using common shareholders’ equity less net unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates and credit spreads on the unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. The Company calculates Diluted Book Value excluding NURGL using Book Value excluding NURGL divided by the weighted average number of common shares and common share equivalents outstanding.

Total Capital: The Company calculates Total Capital as the sum of total shareholders’ equity, long-term debt, senior notes and capital efficient notes. The Company uses Total Capital as a measure to manage the capital structure of the Company.

Basis of Presentation

Effective January 1, 2011, the Company redefined its Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE calculations. Following the redefinition, Operating Earnings (Loss) exclude the impact of net foreign exchange gains and losses, net of tax, in addition to net realized and unrealized gains and losses on investments, net of tax, net realized gain on purchase of capital efficient notes, net of tax, and the interest in earnings (losses) of equity investments, net of tax, and are calculated after preferred dividends. In addition, following the redefinition, Annualized Operating ROE is calculated on a diluted per share basis. All periods presented have been recast to reflect the Company’s redefined non-GAAP measures. See page 31 for a reconciliation of the previously published non-GAAP measures to the redefined non-GAAP measures.

The Company’s Non-life sub-segment information has been recast for all periods presented to reflect the redefined financial reporting segments, as announced by the Company on January 11, 2011. The new presentation continues to include three segments: Non-life, Life, and Corporate and Other. The Non-life segment now has four sub-segments: North America, Global (Non-U.S.) P&C, Global (Non-U.S.) Specialty, and Catastrophe. The Life segment remains unchanged. Paris Re is no longer presented as a separate Non-life sub-segment and its historical results have been recast into the Company’s other Non-life sub-segments. In addition, management responsibilities for certain lines of business and certain other treaties have been redefined, and accordingly, the historical Non-life sub-segment results have been recast to reflect these changes.

The Company’s financial position and its results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Consolidated Income Statements

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010

Revenues
Gross premiums written	$897,962	$1,095,326	$1,082,205	$1,557,561	$827,301	$4,633,054	$4,885,266

Net premiums written	$879,886	$1,079,557	$1,056,467	$1,470,419	$820,605	$4,486,329	$4,705,116
Decrease (increase) in unearned premiums	301,515	214,762	50,978	(405,830)	384,041	161,425	71,355

Net premiums earned	1,181,401	1,294,319	1,107,445	1,064,589	1,204,646	4,647,754	4,776,471
Net investment income	155,540	163,647	158,328	151,633	160,804	629,148	672,782
Net realized and unrealized investment gains (losses)	74,553	26,139	78,199	(112,199)	(83,201)	66,692	401,482
Other income	3,072	1,434	1,596	1,813	5,079	7,915	10,470

Total revenues	1,414,566	1,485,539	1,345,568	1,105,836	1,287,328	5,351,509	5,861,205

Expenses
Losses and loss expenses and life policy benefits	1,069,204	881,626	814,523	1,607,217	817,772	4,372,570	3,283,618
Acquisition costs	238,772	262,489	229,251	207,849	246,617	938,361	972,537
Other operating expenses	113,033	103,822	113,694	104,297	133,245	434,846	539,751
Interest expense	12,219	12,216	12,214	12,300	12,181	48,949	44,413
Amortization of intangible assets	8,893	9,520	9,165	8,827	8,821	36,405	31,461
Net foreign exchange (gains) losses	(14,655)	(10,587)	(8,737)	(695)	8,260	(34,675)	20,686

Total expenses	1,427,466	1,259,086	1,170,110	1,939,795	1,226,896	5,796,456	4,892,466

(Loss) income before taxes and interest in (losses) earnings of equity investments	(12,900)	226,453	175,458	(833,959)	60,432	(444,947)	968,739
Income tax expense (benefit)	3,341	41,803	50,085	(26,258)	10,892	68,972	128,784
Interest in (losses) earnings of equity investments	(1,402)	(4,527)	(1,188)	745	7,495	(6,372)	12,597

Net (loss) income	$(17,643)	$180,123	$124,185	$(806,956)	$57,035	$(520,291)	$852,552

Preferred dividends	$15,405	$14,352	$8,631	$8,631	$8,631	$47,020	$34,525

Operating (loss) earnings available to common shareholders	$(137,688)	$164,498	$67,153	$(735,572)	$98,782	$(641,609)	$491,807

Comprehensive (loss) income, net of tax	$(22,420)	$126,271	$128,568	$(769,410)	$49,184	$(536,991)	$771,681

Per Share Data:
(Loss) earnings per common share:
Basic operating (loss) earnings	$(2.06)	$2.43	$0.99	$(10.82)	$1.35	$(9.50)	$6.40
Net realized and unrealized investment gains (losses), net of tax	0.85	0.09	0.61	(1.30)	(0.98)	0.23	3.92
Net foreign exchange gains (losses), net of tax	0.75	—	0.13	0.11	0.19	0.98	0.17
Interest in (losses) earnings of equity investments, net of tax	(0.03)	(0.07)	(0.02)	0.02	0.10	(0.11)	0.16

Basic net (loss) income	$(0.49)	$2.45	$1.71	$(11.99)	$0.66	$(8.40)	$10.65

Weighted average number of common shares outstanding	66,877.1	67,743.3	67,628.1	67,997.4	73,168.6	67,558.7	76,839.5
Diluted operating (loss) earnings (1)	$(2.06)	$2.41	$0.98	$(10.82)	$1.33	$(9.50)	$6.29
Net realized and unrealized investment gains (losses), net of tax	0.85	0.09	0.60	(1.30)	(0.96)	0.23	3.86
Net foreign exchange gains (losses), net of tax	0.75	—	0.13	0.11	0.19	0.98	0.16
Interest in (losses) earnings of equity investments, net of tax	(0.03)	(0.07)	(0.02)	0.02	0.09	(0.11)	0.15

Diluted net (loss) income	$(0.49)	$2.43	$1.69	$(11.99)	$0.65	$(8.40)	$10.46

Weighted average number of common shares and common share equivalents outstanding	66,877.1	68,182.0	68,442.3	67,997.4	74,494.7	67,558.7	78,234.3
Dividends declared per common share	$0.60	$0.60	$0.60	$0.55	$0.55	$2.35	$2.05
(1) See page 36 for further analysis of Paris Re acquisition related expenses.

PartnerRe Ltd.

Condensed Consolidated Balance Sheets

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	December 31, 2011		September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010		December 31, 2009

Assets
Total investments	$15,287,245		$15,789,856		$15,955,923		$14,684,553		$14,297,867		$15,301,510
Funds held - directly managed	1,268,010		1,322,761		1,379,513		1,514,453		1,772,118		2,124,826
Cash and cash equivalents	1,342,257		1,073,432		1,606,842		2,009,737		2,111,084		738,309
Accrued investment income	189,074		198,503		181,806		187,718		201,928		218,739
Reinsurance balances receivable	2,059,976		2,313,538		2,517,586		2,515,845		2,076,884		2,249,181
Funds held by reinsured companies	796,290		814,950		846,466		848,182		937,032		938,039
Deferred acquisition costs	547,202		602,275		661,564		671,417		595,557		614,857
Goodwill	455,533		455,533		455,533		455,533		455,533		455,533
Intangible assets	133,867		142,760		154,194		166,187		178,715		247,269
Other assets	775,919		905,505		840,495		849,150		737,653		844,281

Total assets	$22,855,373		$23,619,113		$24,599,922		$23,902,775		$23,364,371		$23,732,544

Liabilities
Unpaid losses and loss expenses	$11,273,091		$11,352,599		$12,016,271		$11,887,316		$10,666,604		$10,811,483
Policy benefits for life and annuity contracts	1,645,662		1,678,201		1,726,180		1,670,768		1,750,410		1,615,193
Unearned premiums	1,448,841		1,787,351		2,067,996		2,102,053		1,599,139		1,706,816
Other reinsurance balances payable	443,873		493,926		554,386		505,198		491,194		426,091
Debt obligations	820,989		820,989		820,989		820,989		820,989		520,989
Other liabilities	755,375		778,364		782,056		741,618		829,116		1,006,245

Total liabilities	16,387,831		16,911,430		17,967,878		17,727,942		16,157,452		16,086,817
Total shareholders’ equity	6,467,542		6,707,683		6,632,044		6,174,833		7,206,919		7,645,727

Total liabilities and shareholders’ equity	$22,855,373		$23,619,113		$24,599,922		$23,902,775		$23,364,371		$23,732,544

Shareholders’ Equity Per Common Share (excluding preferred shares)	$85.33		$85.82		$84.71		$83.85		$95.55		$86.29

Diluted Book Value Per Common Share and Common Share Equivalents Outstanding (assuming exercise of all share-based awards)	$84.82		$85.26		$83.71		$82.50		$93.77		$84.51

Number of Common Shares and Common Share Equivalents Outstanding	65,715.7		68,188.1		68,552.0		68,542.4		71,312.3		84,319.7

Capital Structure:
Senior notes (1)	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	11%	$750,000	9%	$250,000	3%
Capital efficient notes (2)	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1
Preferred shares, aggregate liquidation value	893,750	12	893,750	12	893,750	12	520,000	7	520,000	7	520,000	7
Common shareholders’ equity	5,573,792	77	5,813,933	77	5,738,294	77	5,654,833	81	6,686,919	83	7,125,727	89

Total Capital	$7,280,926	100%	$7,521,067	100%	$7,445,428	100%	$6,988,217	100%	$8,020,303	100%	$7,959,111	100%

(1) PartnerRe Finance A LLC and PartnerRe Finance B LLC, the issuers of the senior notes, do not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $250.0 million and $500.0 million, respectively, on its Condensed Consolidated Balance Sheets.

(2) PartnerRe Finance II, the issuer of the capital efficient notes, does not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $71.0 million on its Condensed Consolidated Balance Sheets.

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010

Net cash (used in) provided by operating activities:

Underwriting operations (1)	$(140)	$(314)	$84	$340	$156	$(29)	$650

Investment income	189	167	186	189	176	731	762

Taxes and foreign exchange	(59)	(12)	(14)	(43)	(17)	(128)	(185)

Net cash (used in) provided by operating activities	$(10)	$(159)	$256	$486	$315	$574	$1,227

Net cash (used in) provided by operating activities	$(10)	$(159)	$256	$486	$315	$574	$1,227

Net cash provided by (used in) investing activities	519	(292)	(987)	(320)	775	(1,080)	1,102

Net cash (used in) provided by financing activities	(223)	(55)	322	(286)	(412)	(242)	(922)

Effect of foreign exchange rate changes on cash	(17)	(28)	6	19	(5)	(21)	(34)

Increase (decrease) in cash and cash equivalents	269	(534)	(403)	(101)	673	(769)	1,373

Cash and cash equivalents - beginning of period	1,073	1,607	2,010	2,111	1,438	2,111	738

Cash and cash equivalents - end of period	$1,342	$1,073	$1,607	$2,010	$2,111	$1,342	$2,111

(1) For the three months ended March 31, 2011, the three months ended June 30, 2011, the three months ended September 30, 2011 and the year ended December 31, 2011, net cash provided by underwriting operations includes approximately $295 million, $5 million, $58 million and $358 million, respectively, of cash related to the release of assets from the Funds Held - Directly Managed Portfolio.

PartnerRe Ltd.

Consolidated Statements of Comprehensive (Loss) Income

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2011	2010

Net (loss) income	$(17,643)	$180,123	$124,185	$(806,956)	$57,035

Change in currency translation adjustment	(960)	(54,958)	6,303	37,781	(236)
Change in net unrealized gains or losses on investments, net of tax	(204)	(244)	(249)	(252)	(266)
Change in unfunded pension obligation, net of tax	(3,613)	1,350	(1,671)	17	(7,349)

Comprehensive (loss) income	$(22,420)	$126,271	$128,568	$(769,410)	$49,184

			For the year ended
			December 31,	December 31,
			2011	2010

Net (loss) income			$(520,291)	$852,552

Change in currency translation adjustment			(11,834)	(66,742)
Change in net unrealized gains or losses on investments, net of tax			(949)	(4,908)
Change in unfunded pension obligation, net of tax			(3,917)	(9,221)

Comprehensive (loss) income			$(536,991)	$771,681

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

For the three months ended December 31, 2011

	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non- life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$235	$97	$354	$19	$705	$193	$—	$898

Net premiums written	$235	$97	$337	$21	$690	$190	$—	$880
Decrease in unearned premiums	50	95	19	121	285	13	3	301

Net premiums earned	$285	$192	$356	$142	$975	$203	$3	$1,181
Losses and loss expenses and life policy benefits	(184)	(188)	(276)	(250)	(898)	(171)	—	(1,069)
Acquisition costs	(67)	(45)	(88)	(11)	(211)	(28)	—	(239)

Technical result	$34	$(41)	$(8)	$(119)	$(134)	$4	$3	$(127)

Other income					2	1	—	3
Other operating expenses					(78)	(15)	(20)	(113)

Underwriting result					$(210)	$(10)	n/a	$(237)

Net investment income						16	140	156

Allocated underwriting result (1)						$6	n/a	n/a

Net realized and unrealized investment gains							74	74
Interest expense							(12)	(12)
Amortization of intangible assets							(9)	(9)
Net foreign exchange gains							15	15
Income tax expense							(3)	(3)
Interest in losses of equity investments							(2)	(2)

Net loss							n/a	$(18)

Loss ratio (2)	64.6%	97.8%	77.5%	175.9%	92.1%
Acquisition ratio (3)	23.6	23.6	24.6	7.6	21.6

Technical ratio (4)	88.2%	121.4%	102.1%	183.5%	113.7%
Other operating expense ratio (5)					8.0
Combined ratio (6)					121.7%

(1) Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.

(2) Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.

(3) Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.

(4) Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.

(5) Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.

(6) Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

For the three months ended December 31, 2010

	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non- life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$196	$118	$296	$5	$615	$212	$—	$827

Net premiums written	$196	$118	$287	$10	$611	$210	$—	$821
Decrease in unearned premiums	64	110	42	155	371	12	1	384

Net premiums earned	$260	$228	$329	$165	$982	$222	$1	$1,205
Losses and loss expenses and life policy benefits	(145)	(141)	(191)	(162)	(639)	(177)	(2)	(818)
Acquisition costs	(71)	(57)	(73)	(12)	(213)	(34)	—	(247)

Technical result	$44	$30	$65	$(9)	$130	$11	$(1)	$140

Other income					2	—	3	5
Other operating expenses					(78)	(17)	(38)	(133)

Underwriting result					$54	$(6)	n/a	$12

Net investment income						18	143	161

Allocated underwriting result (1)						$12	n/a	n/a

Net realized and unrealized investment losses							(83)	(83)
Interest expense							(12)	(12)
Amortization of intangible assets							(9)	(9)
Net foreign exchange losses							(8)	(8)
Income tax expense							(11)	(11)
Interest in earnings of equity investments							7	7

Net income							n/a	$57

Loss ratio (2)	55.9%	61.9%	57.9%	98.0%	65.1%
Acquisition ratio (3)	27.2	24.9	22.2	7.3	21.6

Technical ratio (4)	83.1%	86.8%	80.1%	105.3%	86.7%
Other operating expense ratio (5)					7.9

Combined ratio (6)					94.6%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the year ended December 31, 2011

	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non- life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$1,104	$682	$1,446	$599	$3,831	$790	$12	$4,633

Net premiums written	$1,104	$678	$1,344	$562	$3,688	$786	$12	$4,486
Decrease in unearned premiums	31	81	32	12	156	6	—	162

Net premiums earned	$1,135	$759	$1,376	$574	$3,844	$792	$12	$4,648
Losses and loss expenses and life policy benefits	(741)	(567)	(950)	(1,459)	(3,717)	(650)	(6)	(4,373)
Acquisition costs	(276)	(191)	(328)	(26)	(821)	(117)	—	(938)

Technical result	$118	$1	$98	$(911)	$(694)	$25	$6	$(663)

Other income					4	1	3	8
Other operating expenses					(283)	(53)	(99)	(435)

Underwriting result					$(973)	$(27)	n/a	$(1,090)

Net investment income						66	563	629

Allocated underwriting result (1)						$39	n/a	n/a

Net realized and unrealized investment gains							67	67
Interest expense							(49)	(49)
Amortization of intangible assets							(36)	(36)
Net foreign exchange gains							34	34
Income tax expense							(69)	(69)
Interest in losses of equity investments							(6)	(6)

Net loss							n/a	$(520)

Loss ratio (2)	65.3%	74.7%	69.1%	254.2%	96.7%
Acquisition ratio (3)	24.3	25.1	23.8	4.5	21.3

Technical ratio (4)	89.6%	99.8%	92.9%	258.7%	118.0%
Other operating expense ratio (5)					7.4

Combined ratio (6)					125.4%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the year ended December 31, 2010

	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non- life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$1,028	$909	$1,479	$716	$4,132	$749	$4	$4,885

Net premiums written	$1,026	$898	$1,391	$646	$3,961	$742	$2	$4,705
Decrease in unearned premiums	12	16	14	26	68	2	1	71

Net premiums earned	$1,038	$914	$1,405	$672	$4,029	$744	$3	$4,776
Losses and loss expenses and life policy benefits	(577)	(702)	(985)	(393)	(2,657)	(624)	(3)	(3,284)
Acquisition costs	(288)	(227)	(292)	(49)	(856)	(116)	—	(972)

Technical result	$173	$(15)	$128	$230	$516	$4	$—	$520

Other income					5	2	3	10
Other operating expenses					(317)	(57)	(166)	(540)

Underwriting result					$204	$(51)	n/a	$(10)

Net investment income						71	602	673

Allocated underwriting result (1)						$20	n/a	n/a

Net realized and unrealized investment gains							402	402
Interest expense							(44)	(44)
Amortization of intangible assets							(31)	(31)
Net foreign exchange losses							(21)	(21)
Income tax expense							(129)	(129)
Interest in earnings of equity investments							13	13

Net income							n/a	$853

Loss ratio (2)	55.6%	76.8%	70.0%	58.5%	65.9%
Acquisition ratio (3)	27.8	24.9	20.8	7.2	21.3

Technical ratio (4)	83.4%	101.7%	90.8%	65.7%	87.2%
Other operating expense ratio (5)					7.8

Combined ratio (6)					95.0%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-life segment

	For the three months ended					For the year ended
	December 31, 2011(A)	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	December 31, 2011(A)	December 31, 2010

Net premiums written	$690	$880	$857	$1,262	$611	$3,688	$3,961

Net premiums earned	$975	$1,083	$905	$881	$982	$3,844	$4,029

Losses and loss expenses	(898)	(710)	(646)	(1,463)	(639)	(3,717)	(2,657)
Acquisition costs	(211)	(229)	(203)	(178)	(213)	(821)	(856)

Technical result	$(134)	$144	$56	$(760)	$130	$(694)	$516

Other income	2	1	—	1	2	4	5
Other operating expenses	(78)	(69)	(71)	(66)	(78)	(283)	(317)

Underwriting result	$(210)	$76	$(15)	$(825)	$54	$(973)	$204

Loss ratio (2)	92.1%	65.6%	71.4%	166.0%	65.1%	96.7%	65.9%
Acquisition ratio (3)	21.6	21.1	22.4	20.3	21.6	21.3	21.3

Technical ratio (4)	113.7%	86.7%	93.8%	186.3%	86.7%	118.0%	87.2%
Other operating expense ratio (5)	8.0	6.4	7.9	7.4	7.9	7.4	7.8

Combined ratio (6)	121.7%	93.1%	101.7%	193.7%	94.6%	125.4%	95.0%

(A) Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2011, net premiums written and net premiums earned include foreign exchange impacts of $6.1 million and $15.7 million, respectively, compared to the three months ended December 31, 2010. For the year ended December 31, 2011, net premiums written and net premiums earned include foreign exchange impacts of $67.2 million and $119.7 million, respectively, compared to the year ended December 31, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

North America sub-segment
	For the three months ended					For the year ended
	December 31, 2011(A)	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	December 31, 2011(A)	December 31, 2010

Net premiums written	$235	$287	$242	$338	$196	$1,104	$1,026

Net premiums earned	$285	$329	$261	$259	$260	$1,135	$1,038

Losses and loss expenses	(184)	(192)	(190)	(174)	(145)	(741)	(577)
Acquisition costs	(67)	(80)	(63)	(66)	(71)	(276)	(288)

Technical result	$34	$57	$8	$19	$44	$118	$173

Loss ratio (2)	64.6%	58.4%	72.8%	67.0%	55.9%	65.3%	55.6%
Acquisition ratio (3)	23.6	24.3	24.1	25.6	27.2	24.3	27.8

Technical ratio (4)	88.2%	82.7%	96.9%	92.6%	83.1%	89.6%	83.4%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	40%	37%	40%	42%	47%	40%	42%
Agriculture	20	25	23	14	11	20	8
Property	18	19	19	17	17	18	26
Motor	9	7	8	10	12	8	11
Multiline	6	5	5	11	5	7	5
Credit/Surety	4	5	5	5	8	5	6
Other	3	2	—	1	—	2	2

	100%	100%	100%	100%	100%	100%	100%

(A) Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2011, net premiums written and net premiums earned include foreign exchange impacts of $0.4 million and $1.0 million, respectively, compared to the three months ended December 31, 2010. For the year ended December 31, 2011, net premiums written and net premiums earned include foreign exchange impacts of $12.1 million and $12.4 million, respectively, compared to the year ended December 31, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment
	For the three months ended					For the year ended
	December 31, 2011(A)	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	December 31, 2011(A)	December 31, 2010

Net premiums written	$97	$144	$121	$317	$118	$678	$898

Net premiums earned	$192	$193	$193	$181	$228	$759	$914

Losses and loss expenses	(188)	(102)	(127)	(150)	(141)	(567)	(702)
Acquisition costs	(45)	(52)	(53)	(40)	(57)	(191)	(227)

Technical result	$(41)	$39	$13	$(9)	$30	$1	$(15)

Loss ratio (2)	97.8%	52.9%	65.9%	82.8%	61.9%	74.7%	76.8%
Acquisition ratio (3)	23.6	26.9	27.6	22.1	24.9	25.1	24.9

Technical ratio (4)	121.4%	79.8%	93.5%	104.9%	86.8%	99.8%	101.7%

Distribution of Net Premiums Written by Major Lines of Business:
Property	69%	71%	78%	67%	71%	70%	66%
Motor	18	21	14	21	18	20	22
Casualty	13	8	8	12	11	10	12

Total	100%	100%	100%	100%	100%	100%	100%

(A) Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2011, net premiums written and net premiums earned include foreign exchange impacts of $2.7 million and $1.6 million, respectively, compared to the three months ended December 31, 2010. For the year ended December 31, 2011, net premiums written and net premiums earned include foreign exchange impacts of $18.5 million and $34.4 million, respectively, compared to the year ended December 31, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) Specialty sub-segment

	For the three months ended					For the year ended
	December 31, 2011(A)	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	December 31, 2011(A)	December 31, 2010

Net premiums written	$337	$360	$333	$315	$287	$1,344	$1,391

Net premiums earned	$356	$362	$341	$317	$329	$1,376	$1,405

Losses and loss expenses	(276)	(247)	(206)	(221)	(191)	(950)	(985)
Acquisition costs	(88)	(82)	(78)	(80)	(73)	(328)	(292)

Technical result	$(8)	$33	$57	$16	$65	$98	$128

Loss ratio (2)	77.5%	68.3%	60.3%	69.7%	57.9%	69.1%	70.0%
Acquisition ratio (3)	24.6	22.7	22.9	25.3	22.2	23.8	20.8

Technical ratio (4)	102.1%	91.0%	83.2%	95.0%	80.1%	92.9%	90.8%

Distribution of Net Premiums Written by Major Lines of Business:
Aviation/Space	20%	16%	14%	12%	25%	16%	16%
Credit/Surety	19	18	20	25	18	20	16
Energy	8	11	7	7	5	8	8
Engineering	15	13	12	14	15	14	14
Marine	21	20	21	18	21	20	20
Specialty casualty	2	4	7	19	(1)	8	11
Specialty property	11	13	12	4	13	10	8
Other	4	5	7	1	4	4	7

Total	100%	100%	100%	100%	100%	100%	100%

(A) Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2011, net premiums written and net premiums earned include foreign exchange impacts of $2.9 million and $8.2 million, respectively, compared to the three months ended December 31, 2010. For the year ended December 31, 2011, net premiums written and net premiums earned include foreign exchange impacts of $25.1 million and $49.3 million, respectively, compared to the year ended December 31, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the three months ended					For the year ended
	December 31, 2011(A)	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	December 31, 2011(A)	December 31, 2010

Net premiums written	$21	$89	$161	$292	$10	$562	$646

Net premiums earned	$142	$199	$110	$124	$165	$574	$672

Losses and loss expenses	(250)	(169)	(123)	(918)	(162)	(1,459)	(393)
Acquisition costs	(11)	(15)	(9)	8	(12)	(26)	(49)

Technical result	$(119)	$15	$(22)	$(786)	$(9)	$(911)	$230

Loss ratio (2)	175.9%	85.0%	111.7%	743.0%	98.0%	254.2%	58.5%
Acquisition ratio (3)	7.6	7.4	8.1	(6.7)	7.3	4.5	7.2

Technical ratio (4)	183.5%	92.4%	119.8%	736.3%	105.3%	258.7%	65.7%

(A) Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2011, net premiums written and net premiums earned include foreign exchange impacts of $0.1 million and $4.9 million, respectively, compared to the three months ended December 31, 2010. For the year ended December 31, 2011, net premiums written and net premiums earned include foreign exchange impacts of $11.4 million and $23.7 million, respectively, compared to the year ended December 31, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life segment

	For the three months ended					For the year ended
	December 31, 2011(A)	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	December 31, 2011(A)	December 31, 2010

Net premiums written	$190	$194	$195	$206	$210	$786	$742

Net premiums earned	$203	$203	$201	$184	$222	$792	$744

Life policy benefits	(171)	(168)	(166)	(145)	(177)	(650)	(624)
Acquisition costs	(28)	(33)	(26)	(30)	(34)	(117)	(116)

Technical result	$4	$2	$9	$9	$11	$25	$4

Other income	1	—	—	—	—	1	2
Other operating expenses	(15)	(12)	(13)	(12)	(17)	(53)	(57)

Underwriting result	$(10)	$(10)	$(4)	$(3)	$(6)	$(27)	$(51)

Net investment income	16	19	16	15	18	66	71

Allocated underwriting result (1)	$6	$9	$12	$12	$12	$39	$20

Distribution of Net Premiums Written by Major Lines of Business:
Mortality	66%	71%	72%	76%	56%	71%	70%
Longevity	31	26	25	21	42	26	27
Health	3	3	3	3	2	3	3

Total	100%	100%	100%	100%	100%	100%	100%

(A) Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2011, net premiums written and net premiums earned include foreign exchange impacts of $3.0 million and $3.4 million, respectively, compared to the three months ended December 31, 2010. For the year ended December 31, 2011, net premiums written and net premiums earned include foreign exchange impacts of $27.8 million and $29.6 million, respectively, compared to the year ended December 31, 2010.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

	For the three months ended					For the year ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010

Technical result	$3	$4	$(1)	$—	$(1)	$6	$—

Other income	—	—	1	1	3	3	3
Corporate expenses - acquisition related	—	(1)	(1)	(2)	(6)	(4)	(16)
Corporate expenses - voluntary termination plan	—	—	—	—	(6)	—	(41)
Corporate expenses (1)	(16)	(19)	(25)	(19)	(22)	(79)	(94)
Other operating expenses	(4)	(3)	(4)	(5)	(4)	(16)	(15)

Net investment income	140	145	142	137	143	563	602

Net realized and unrealized investment gains (losses)	74	26	78	(112)	(83)	67	402
Interest expense	(12)	(12)	(12)	(12)	(12)	(49)	(44)
Amortization of intangible assets	(9)	(9)	(9)	(9)	(9)	(36)	(31)
Net foreign exchange gains (losses)	15	11	9	—	(8)	34	(21)
Income tax (expense) benefit	(3)	(42)	(50)	26	(11)	(69)	(129)
Interest in (losses) earnings of equity investments	(2)	(5)	(1)	1	7	(6)	13

(1) The Company’s corporate expenses for the year ended December 31, 2010 includes $13 million of corporate expenses related to Paris Re.

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010

Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	12%	11%	10%	12%	13%	11%	11%
Property	12	14	13	18	14	15	18
Motor	4	5	3	7	5	5	7
Multiline and other	2	3	2	2	1	2	2
Specialty
Agriculture	7	8	7	4	4	7	4
Aviation/Space	9	5	5	3	9	5	5
Catastrophe	2	8	15	20	1	13	14
Credit/Surety	8	7	8	6	8	7	6
Energy	3	4	2	2	2	2	2
Engineering	6	4	4	3	5	4	4
Marine	8	7	7	4	7	6	6
Specialty casualty	1	1	2	4	—	2	3
Specialty property	4	5	4	1	5	3	2
Life	22	18	18	14	26	18	16

	100%	100%	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Geography:
Europe	45%	38%	40%	43%	47%	41%	43%
North America	34	37	36	36	32	36	36
Latin America, Caribbean and Africa	11	12	11	10	11	11	11
Asia, Australia and New Zealand	10	13	13	11	10	12	10

	100%	100%	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	68%	74%	75%	72%	64%	72%	73%
Direct	32	26	25	28	36	28	27

	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010

Distribution of Gross Premiums Written by Reinsurance Type
Non-life sub-segment:

North America
Non-Proportional	16%	26%	25%	47%	18%	30%	33%
Proportional	84	74	75	53	82	70	67

Total	100%	100%	100%	100%	100%	100%	100%

Global (Non-U.S.) P&C
Non-Proportional	11%	19%	10%	34%	4%	23%	23%
Proportional	89	81	90	66	96	77	77

Total	100%	100%	100%	100%	100%	100%	100%

Global (Non-U.S.) Specialty
Non-Proportional	7%	17%	20%	33%	5%	19%	22%
Proportional	93	83	80	67	95	81	78

Total	100%	100%	100%	100%	100%	100%	100%

Catastrophe
Non-Proportional	96%	98%	98%	98%	89%	98%	99%
Proportional	4	2	2	2	11	2	1

Total	100%	100%	100%	100%	100%	100%	100%

Non-life total
Non-Proportional	13%	29%	35%	52%	10%	35%	38%
Proportional	87	71	65	48	90	65	62

Total	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.

Investment Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	December 31, 2011		September 30, 2011			June 30, 2011		March 31, 2011		December 31, 2010			December 31, 2009

Investments:
Fixed maturities
U.S. government	$1,090	7%	$1,162	7	%	$1,291	8%	$745	5%	$673	5	%	$803	5	%
Government Sponsored Enterprises (GSEs)	26	—	26	—		184	1	216	2	233	2		453	3
U.S. states, territories and municipalities	124	1	101	1		99	1	68	—	67	—		14	—
Non-U.S. sovereign government, supranational and government related	2,964	19	3,230	20		3,258	20	3,068	21	2,819	20		3,059	20
Corporates	5,747	38	6,120	39		5,830	37	6,199	42	6,144	43		6,631	43
Mortgage/asset-backed securities	3,991	26	3,717	24		3,745	23	2,963	20	2,889	20		3,183	21

Total fixed maturities	13,942	91	14,356	91		14,407	90	13,259	90	12,825	90		14,143	92
Short-term investments	42	—	98	1		216	2	81	1	49	—		137	1
Equities	945	6	1,001	6		995	6	1,053	7	1,072	8		796	5
Other invested assets	358	3	335	2		338	2	292	2	352	2		226	2

Total investments	$15,287	100%	$15,790	100	%	$15,956	100%	$14,685	100%	$14,298	100	%	$15,302	100	%

Cash and cash equivalents	1,343		1,073			1,607		2,010		2,111			738
Total investments and cash	$16,630		$16,863			$17,563		$16,695		$16,409			$16,040
Maturity distribution:
One year or less	$571	4%	576	4	%	$970	7%	$1,004	8%	$930	7	%	$869	6	%
More than one year through five years	4,923	35	5,580	39		5,404	37	5,113	38	5,022	39		6,346	45
More than five years through ten years	3,713	26	3,840	26		3,831	26	3,613	27	3,418	27		3,343	23
More than ten years	786	6	741	5		673	4	647	5	615	5		539	4

Subtotal	9,993	71	10,737	74		10,878	74	10,377	78	9,985	78		11,097	78
Mortgage/asset-backed securities	3,991	29	3,717	26		3,745	26	2,963	22	2,889	22		3,183	22

Total	$13,984	100%	$14,454	100	%	$14,623	100%	$13,340	100%	$12,874	100	%	$14,280	100	%

Credit quality by market value: (A) (B)
AAA	25	%	28	%		58	%	52	%	51	%		50	%
AA	37		35			7		8		9			10
A	21		21			19		21		22			24
BBB	11		11			10		12		11			12
Below Investment Grade/Unrated	6		5			6		7		7			4

	100	%	100	%		100	%	100	%	100	%		100	%

Expected average duration	2.9	Yrs	3.0	Yrs		3.0	Yrs	2.9	Yrs	3.0	Yrs		3.1	Yrs
Average yield to maturity at market	2.4	%	2.5	%		2.9	%	3.1	%	2.9	%		3.6	%
Average credit quality	AA		AA			AA		AA		AA			AA

(A)	The decrease in AAA rated securities and the corresponding increase in AA rated securities at September 30, 2011 compared to June 30, 2011 largely reflects Standard & Poor’s decision in August 2011 to downgrade, from AAA to AA+, U.S. Government securities and other securities that carry either an explicit or an implicit guarantee of the U.S. Government. While other rating agencies did not take a similar rating action, it is the Company’s policy to use Standard & Poor’s ratings, when available, to rate its investments.
(B)	On January 13, 2012, Standard & Poor’s announced credit downgrades on 9 Eurozone sovereign governments. The impact of these rating actions, had they occurred at December 31, 2011, on the credit quality of the Company’s investment portfolio would have been to decrease the AAA credit quality from 25% to 20%, and increase the AA credit quality from 37% to 42%. The average credit quality of the Company’s investment portfolio would have remained at AA. While other rating agencies did not take similar action, it is the Company’s policy to use Standard & Poor’s ratings, when available, to rate its investments.

PartnerRe Ltd.

Distribution of Corporate Bonds

(Expressed in thousands of U.S. dollars)

(Unaudited)

	Largest Single issuer	Largest Single issuer	Largest Single issuer	Largest Single issuer	Largest Single issuer	Largest Single issuer
	December 31, 2011

	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Invested Assets and Cash	Largest Single issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Corporate bonds
Finance	$1,321,583	23.0%	8.0%	0.7%
Consumer noncyclical	808,227	14.1	4.9	0.3
Communications	585,067	10.2	3.5	0.5
Utilities	552,569	9.6	3.3	0.2
Government guaranteed corporate debt	393,101	6.8	2.4	0.7
Industrials	369,336	6.4	2.2	0.1
Energy	358,418	6.2	2.2	0.3
Consumer cyclical	288,345	5.0	1.7	0.3
Insurance	255,583	4.5	1.5	0.2
Catastrophe bonds	220,271	3.8	1.3	0.2
Materials	206,860	3.6	1.2	0.1
Longevity and mortality bonds	181,188	3.2	1.1	0.4
Technology	129,206	2.2	0.8	0.1
Real estate investment trusts	60,618	1.1	0.4	0.1
Diversified	16,625	0.3	0.1	—

Total Corporate bonds	$5,746,997	100.0%	34.6%

Finance sector - Corporate bonds
Banks	$639,140	11.1%	3.9%
Investment banking and brokerage	314,690	5.5	1.9
Financial services	149,666	2.6	0.9
Commercial and consumer finance	155,639	2.7	0.9
Other	62,448	1.1	0.4

Total finance sector - Corporate bonds	$1,321,583	23.0%	8.0%

Credit quality of finance sector - Corporate bonds	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total
Banks	$106,713	$57,689	$394,799	$70,662	$9,277	$639,140
Investment banking and brokerage	—	—	295,679	18,151	860	314,690
Financial services	—	128,546	19,445	1,675	—	149,666
Commercial and consumer finance	—	5,350	86,913	63,376	—	155,639
Other	—	14,823	13,240	28,429	5,956	62,448

Total finance sector - Corporate bonds	$106,713	$206,408	$810,076	$182,293	$16,093	$1,321,583

% of total	8%	16%	61%	14%	1%	100%

Concentration of investment risk

The top 10 Corporate bond issues account for 16.9% of the Company’s total corporate bonds. The single largest issue accounts for 2.1% of the Company’s total Corporate bonds.

PartnerRe Ltd.

Distribution of Equities

(Expressed in thousands of U.S. dollars)

(Unaudited)

	Largest Single Issuer as a	Largest Single Issuer as a	Largest Single Issuer as a	Largest Single Issuer as a
	December 31, 2011

	Fair Value	Percentage to Total Fair Value of Equities	Percentage to Invested Assets and Cash	Largest Single Issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Equities
Consumer noncyclical	$124,851	18.7%	0.8%	0.1%
Energy	84,261	12.7	0.5	0.1
Finance	79,583	12.0	0.5	0.1
Technology	74,729	11.2	0.4	0.1
Communications	64,080	9.6	0.4	—
Industrials	58,254	8.7	0.3	0.1
Insurance	58,017	8.7	0.3	0.1
Consumer cyclical	52,413	7.9	0.3	—
Utilities	28,415	4.3	0.2	—
Materials	28,390	4.3	0.2	—
Real estate investment trusts	10,496	1.6	0.1	—
Diversified	2,395	0.3	—	—

Total equities	$665,884	100.0%	4.0%

Mutual funds and exchange traded funds (ETFs)
Funds holding fixed income securities	243,522		1.5
Funds and ETFs holding equities	35,285		0.2

Total equities	$944,691		5.7%

Concentration of investment risk

The single largest fund in funds and ETFs holding equities is an emerging markets fixed income fund, which accounts for 17.7% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the top 10 common stock issuers account for 17.2% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the single largest issuer accounts for 2.8% of the Company’s total equities.

PartnerRe Ltd.

Distribution of Mortgage/Asset-Backed Securities

(Expressed in thousands of U.S. dollars)

(Unaudited)

Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating

	Rating at December 31, 2011
	GNMA	GSEs	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total

U.S. Asset-Backed Securities	$—	$—	$56,787	$28,006	$66,362	$2,925	$286,636	$440,716
U.S. Collaterized Mortgage Obligations	11,499	108,724	13,761	—	—	—	77,878	211,862
U.S. Mortgage Backed Securities (MBS)	757,494	2,052,054	—	—	—	—	—	2,809,548
U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	44,687	—	9,539	2,205	2,273	58,704
U.S. MBS Interest Only	29,561	8,500	—	—	—	—	—	38,061

	$798,554	$2,169,278	$115,235	$28,006	$75,901	$5,130	$366,787	$3,558,891

Non-U.S. Asset-Backed Securities	$—	$—	$132,421	$12,403	$48,259	$—	$—	$193,083
Non-U.S. Collaterized Mortgage Obligations	—	—	191,698	—	31,339	—	393	223,430
Non-U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	15,876	—	—	—	—	15,876

	$—	$—	$339,995	$12,403	$79,598	$—	$393	$432,389

Total mortgage/asset-backed securities	$798,554	$2,169,278	$455,230	$40,409	$155,499	$5,130	$367,180	$3,991,280

Corporate Securities	—	26,035	—	—	—	—	—	26,035

Total	$798,554	$2,195,313	$455,230	$40,409	$155,499	$5,130	$367,180	$4,017,315

% of total	20%	55%	11%	1%	4%	—%	9%	100%

PartnerRe Ltd.

Other Invested Assets including Private Markets and Derivative Exposures

(Expressed in thousands of U.S. dollars)

(Unaudited)

Carrying and Notional Values of Private Markets Investments and Other Invested Assets

	December 31, 2011					September 30, 2011		December 31, 2010
	Investments	Fair Value of Derivatives	Carrying Value	Net Notional Amount of Derivatives	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)
Private Markets Investments
Principal Finance - Investments	$170,092	$—	$170,092	$—	$170,092	$190,360	$190,360	$137,882	$137,882
Principal Finance - Derivative Exposure Assumed	—	(2,174)	(2,174)	129,288	127,114	(14,968)	144,433	(13,444)	165,364
Insurance-Linked Securities	—	(968)	(968)	136,375	135,407	(2,005)	152,370	(73)	88,692
Commodities Futures	—	(1,756)	(1,756)	47,979	46,223	(6,309)	43,946	—	—
Strategic Investments	179,348	—	179,348	—	179,348	188,243	188,243	179,589	179,589

Total other invested assets - Private Markets Exposure Assumed	349,440	(4,898)	344,542	313,642	658,184	355,321	719,352	303,954	571,527

Other Credit Derivatives - Exposure Assumed	—	246	246	5,000	5,246	181	5,181	533	5,533
Other Credit Derivatives - Protection Purchased	—	(1,193)	(1,193)	(94,961)	(96,154)	(1,005)	(101,392)	(2,314)	(116,066)
Other (2)	9,470	5,089	14,559			(19,506)		50,232

Total other invested assets	$358,910	$(756)	$358,154			$334,991		$352,405

(1) The total net exposures originated in Private Markets are $1,629 million at December 31, 2011($1,717 million and $1,644 million at September 30, 2011 and December 31, 2010, respectively). In addition to the net exposures listed above of $658 million ($719 million and $572 million at September 30, 2011 and December 31, 2010, respectively), the Company has the following other net exposures originated in Private Markets:

- Principal Finance: $521 million of assets listed under Investments - Fixed Maturities and $6 million listed under Investments - Equities for a total exposure of $824 million ($835 million and $661 million at September 30, 2011 and December 31, 2010, respectively).

- Insurance-Linked Securities: $402 million of bonds listed under Investments - Fixed Maturities and $25 million of limits on transactions that use reinsurance accounting for a total exposure of $562 million ($642 million and $788 million at September 30, 2011 and December 31, 2010, respectively).

- Strategic Investments: $7 million of assets listed under Investments - Fixed Maturities, $10 million under Investments - Equities, and $1 million of assets listed under Other Assets for a total exposure of $197 million ($196 million and $195 million at September 30, 2011 and December 31, 2010, respectively).

(2) Other includes foreign currency and fixed income hedging instruments used to manage currency and duration exposure, respectively, and other miscellaneous invested assets.

PartnerRe Ltd.

Funds Held - Directly Managed Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	December 31, 2011			September 30, 2011			June 30, 2011			March 31, 2011			December 31, 2010			December 31, 2009

Investments:
Fixed maturities
U.S. government	$111		11%	$111		10%	$77		7%	$76		6%	$95		6%	$119		6%
Government Sponsored Enterprises (GSEs)	158		15	156		13	154		13	155		13	193		12	180		10
U.S. states, territories and municipalities	—		—	—		—	—		—	—		—	—		—	1		—
Non-U.S. sovereign government, supranational and government related	275		26	303		26	313		27	360		29	385		25	548		30
Corporates	480		45	531		46	551		47	571		47	799		52	900		49
Mortgage/asset-backed securities	—		—	—		—	—		—	—		—	12		1	18		1

Total fixed maturities	1,024		97	1,101		95	1,095		94	1,162		95	1,484		96	1,766		96
Short-term investments	18		2	35		3	42		4	44		3	38		3	28		2
Other invested assets	16		1	18		2	22		2	23		2	21		1	39		2

Total investments	$1,058		100%	$1,154		100%	$1,159		100%	$1,229		100%	$1,543		100%	$1,833		100%

Cash and cash equivalents	176			135			149			111			129			146
Total investments and cash	$1,234			$1,289			$1,308			$1,340			$1,672			$1,979

Accrued investment income	14			17			15			18			20			25
Other funds held assets/liabilities	20			17			57			156			80			121

Total funds held—directly managed	$1,268			$1,323			$1,380			$1,514			$1,772			$2,125

Maturity distribution:
One year or less	$227		22%	$203		18%	$223		20%	$241		20%	$289		19%	$360		20%
More than one year through five years	573		55	646		57	621		55	647		54	814		53	903		50
More than five years through ten years	215		20	260		23	266		23	288		24	376		25	423		24
More than ten years	27		3	27		2	27		2	30		2	31		2	90		5

Subtotal	1,042		100	1,136		100	1,137		100	1,206		100	1,510		99	1,776		99
Mortgage/asset-backed securities	—		—	—		—	—		—	—		—	12		1	18		1

Total	$1,042		100%	$1,136		100%	$1,137		100%	$1,206		100%	$1,522		100%	$1,794		100%

Credit quality by market value: (A) (B)
AAA	22%			23%			43%			42%			45%			38%
AA	50			50			30			30			27			26
A	24			23			23			24			24			29
BBB	4			4			4			4			4			5
Below Investment Grade/Unrated	—			—			—			—			—			2

	100%			100%			100%			100%			100%			100%

Expected average duration	2.7	Yrs		2.9	Yrs		3.1	Yrs		3.1	Yrs		3.1	Yrs		3.0	Yrs
Average yield to maturity at market	1.7%			1.8%			2.1%			2.4%			2.4%			2.6%
Average credit quality	AA			AA			AA			AA			AA			AA

(A)	The decrease in AAA rated securities and the corresponding increase in AA rated securities at September 30, 2011 compared to June 30, 2011 largely reflects Standard & Poor’s decision in August 2011 to downgrade, from AAA to AA+, U.S. Government securities and other securities that carry either an explicit or an implicit guarantee of the U.S. Government. While other rating agencies did not take a similar rating action, it is the Company’s policy to use Standard & Poor’s ratings, when available, to rate its investments.
(B)	On January 13, 2012, Standard & Poor’s announced credit downgrades on 9 Eurozone sovereign governments. The impact of these rating actions, had they occurred at December 31, 2011, on the credit quality of the Company’s investment portfolio would have been to decrease the AAA credit quality from 22% to 16% and increase the AA credit quality from 50% to 56%. The average credit quality of the Company’s investment portfolio would have remained at AA. While other rating agencies did not take similar action, it is the Company’s policy to use Standard & Poor’s ratings, when available, to rate its investments.

PartnerRe Ltd.

Distribution of Corporate Bonds

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

	December 31, 2011

	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Funds Held - Directly Managed Investments and cash	Largest Single issuer as a Percentage of Funds Held - Directly Managed Investments and cash
Distribution by sector - Corporate bonds
Finance	$230,388	48.0%	18.7%	1.2%
Consumer noncyclical	73,631	15.3	6.0	0.8
Energy	40,619	8.5	3.3	0.8
Government guaranteed corporate debt	30,019	6.3	2.4	0.9
Utilities	29,023	6.0	2.3	0.4
Materials	20,284	4.2	1.6	0.4
Communications	18,345	3.8	1.5	0.4
Technology	12,235	2.6	1.0	0.4
Consumer cyclical	12,117	2.5	1.0	0.6
Industrials	9,222	1.9	0.7	0.3
Real estate investment trusts	3,453	0.7	0.3	0.3
Insurance	1,149	0.2	0.1	0.1

Total Corporate bonds	$480,485	100.0%	38.9%

Finance sector - Corporate bonds
Banks	$123,573	25.7%	10.0%
Investment banking and brokerage	37,931	7.9	3.1
Financial services	29,820	6.2	2.4
Commercial and consumer finance	24,608	5.2	2.0
Other	14,456	3.0	1.2

Total finance sector - Corporate bonds	$230,388	48.0%	18.7%

Credit quality of finance sector - Corporate bonds	AAA	AA	A	BBB	Total
Banks	$19,273	$53,951	$42,836	$7,513	$123,573
Investment banking and brokerage	23,208	—	14,723	—	37,931
Financial services	4,395	20,384	4,412	629	29,820
Commercial and consumer finance	7,765	4,213	8,631	3,999	24,608
Other	10,475	—	3,981	—	14,456

Total finance sector - Corporate bonds	$65,116	$78,548	$74,583	$12,141	$230,388

% of total	28%	34%	33%	5%	100%

Concentration of investment risk

The Top 10 corporate bond issuers account for 23.2% of the Company’s total corporate bonds within the Funds Held - Directly Managed Portfolio. The single largest issuer accounts for 3.2% of the Company’s total corporate bonds within the Funds Held - Directly Managed portfolio.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010

Fixed maturities	$138,233	$145,861	$141,535	$135,947	$136,724	$561,576	$580,258
Short-term investments, cash and cash equivalents	571	887	1,142	1,243	2,358	3,843	8,541
Equities	4,758	4,322	6,545	4,190	5,441	19,815	20,794
Funds held and other	11,095	14,522	11,295	12,590	14,535	49,502	52,794
Funds held - directly managed	11,936	9,180	8,635	8,168	13,596	37,919	51,775
Investment expenses	(11,053)	(11,125)	(10,824)	(10,505)	(11,850)	(43,507)	(41,380)

Net investment income (1)	$155,540	$163,647	$158,328	$151,633	$160,804	$629,148	$672,782

Net realized investment gains on fixed maturities and short-term investments	$73,155	$63,611	$13,007	$7,434	$66,432	$157,207	$173,426
Net realized investment gains on equities	25,136	2,480	26,219	37,031	6,943	90,866	44,736
Net realized (losses) gains on other invested assets	(27,529)	(97,741)	(63,269)	12,244	(6,259)	(176,295)	(68,568)
Change in net unrealized (losses) gains on other invested assets	(1,360)	(212)	(7,253)	(37,453)	46,092	(46,278)	3,742
Change in net unrealized investment (losses) gains on fixed maturities and short-term investments	(51,964)	189,956	131,101	(140,869)	(254,501)	128,224	142,634
Change in net unrealized investment gains (losses) on equities	57,314	(145,095)	(30,197)	16,118	86,373	(101,860)	64,825
Net other realized and unrealized investment gains (losses)	2,400	1,193	23	1	(3)	3,617	13,335
Net realized and unrealized investment (losses) gains on funds held - directly managed	(2,599)	11,947	8,568	(6,705)	(28,278)	11,211	27,352

Net realized and unrealized investment gains (losses)	$74,553	$26,139	$78,199	$(112,199)	$(83,201)	$66,692	$401,482

(1) Comparisons of net investment income between periods include the impact of foreign exchange variances. For the three months ended December 31, 2011, net investment income includes foreign exchange impacts of $1.6 million compared to the three months ended December 31, 2010. For the year ended December 31, 2011, net investment income includes foreign exchange impacts of $6.2 million compared to the year ended December 31, 2010.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010

Fixed maturities	$7,684	$7,778	$8,130	$7,950	$11,099	$31,542	$46,200
Short-term investments, cash and cash equivalents	681	667	380	178	19	1,906	1,607
Other	3,779	968	326	329	3,055	5,402	6,078
Investment expenses	(208)	(233)	(201)	(289)	(577)	(931)	(2,110)

Net investment income	$11,936	$9,180	$8,635	$8,168	$13,596	$37,919	$51,775

Net realized investment (losses) gains on fixed maturities and short-term investments	$(496)	$121	$471	$5,273	$1,517	$5,369	$1,041
Net realized investment gains (losses) on other invested assets	49	(93)	2	—	539	(42)	1,635
Change in net unrealized investment (losses) gains on fixed maturities and short-term investments	(868)	14,676	10,756	(12,250)	(28,714)	12,314	27,568
Change in net unrealized investment (losses) gains on other invested assets	(1,284)	(2,757)	(2,661)	272	(1,620)	(6,430)	(2,892)

Net realized and unrealized investment (losses) gains on funds held - directly managed	$(2,599)	$11,947	$8,568	$(6,705)	$(28,278)	$11,211	$27,352

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended					As at and for the year ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010

Reconciliation of beginning and ending liability for unpaid losses and loss expenses:

Gross liability at beginning of period	$11,352,599	$12,016,271	$11,887,316	$10,666,604	$10,705,562	$10,666,604	$10,811,483
Reinsurance recoverable at beginning of period	(359,203)	(378,581)	(383,446)	(348,747)	(352,087)	(348,747)	(336,352)

Net liability at beginning of period	10,993,396	11,637,690	11,503,870	10,317,857	10,353,475	10,317,857	10,475,131

Net incurred losses related to:
Current year	949,645	889,469	809,445	1,604,208	768,522	4,252,766	3,137,874
Prior years	(51,573)	(175,961)	(161,022)	(141,901)	(127,929)	(530,457)	(477,883)

	898,072	713,508	648,423	1,462,307	640,593	3,722,309	2,659,991

Change in reserve agreement (1)	(18,682)	(14,630)	(27,705)	(367)	(6,213)	(61,383)	(66,783)

Net losses paid	(785,542)	(1,062,917)	(616,941)	(525,159)	(621,330)	(2,990,559)	(2,579,018)

Effects of foreign exchange rate changes	(167,258)	(280,255)	130,043	249,232	(48,668)	(68,238)	(171,464)

Net liability at end of period	10,919,986	10,993,396	11,637,690	11,503,870	10,317,857	10,919,986	10,317,857
Reinsurance recoverable at end of period	353,105	359,203	378,581	383,446	348,747	353,105	348,747

Gross liability at end of period	$11,273,091	$11,352,599	$12,016,271	$11,887,316	$10,666,604	$11,273,091	$10,666,604

Breakdown of gross liability at end of period:
Case reserves	$5,187,761	$5,198,774	$5,093,142	$4,971,016	$4,652,281	$5,187,761	$4,652,281
Additional case reserves	495,593	563,690	1,284,603	477,079	326,721	495,593	326,721
Incurred but not reported reserves	5,589,737	5,590,135	5,638,526	6,439,221	5,687,602	5,589,737	5,687,602

Gross liability at end of period	$11,273,091	$11,352,599	$12,016,271	$11,887,316	$10,666,604	$11,273,091	$10,666,604

Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,287,364	$3,294,447	$3,293,224	$3,287,790	$3,211,622	$3,287,364	$3,211,622
Global (Non-U.S.) P&C	2,631,593	2,726,094	2,911,178	2,970,488	2,804,937	2,631,593	2,804,937
Global (Non-U.S.) Specialty	3,922,404	3,902,088	3,970,089	3,907,487	3,781,341	3,922,404	3,781,341
Catastrophe	1,431,730	1,429,970	1,841,780	1,721,551	868,704	1,431,730	868,704

Gross liability at end of period	$11,273,091	$11,352,599	$12,016,271	$11,887,316	$10,666,604	$11,273,091	$10,666,604

Unrecognized time value of non-life reserves	$560,860	$614,961	$968,950	$1,072,236	$949,210	$560,860	$949,210

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	87.5%	149.0%	95.1%	35.9%	97.0%	80.3%	97.0%
Non-life paid losses to net premiums earned ratio	80.3%	97.5%	68.1%	59.6%	63.3%	77.6%	63.9%

(1) The change in the reserve agreement is due to favorable development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended					As at and for the year ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,678,201	$1,726,180	$1,670,768	$1,750,410	$1,735,930	$1,750,410	$1,615,193
Reinsurance recoverable at beginning of period	(10,633)	(11,624)	(11,120)	(14,739)	(15,054)	(14,739)	(20,465)

Net liability at beginning of period	1,667,568	1,714,556	1,659,648	1,735,671	1,720,876	1,735,671	1,594,728

Net incurred losses related to:
Current year	175,199	163,065	163,884	148,623	186,646	650,771	611,795
Prior years	(4,067)	5,053	2,216	(3,713)	(9,468)	(510)	11,832

	171,132	168,118	166,100	144,910	177,178	650,261	623,627

Net losses paid (1)	(154,225)	(141,734)	(130,994)	(291,973)	(133,299)	(718,926)	(419,944)

Effects of foreign exchange rate changes	(48,687)	(73,372)	19,802	71,040	(29,084)	(31,218)	(62,740)

Net liability at end of period	1,635,788	1,667,568	1,714,556	1,659,648	1,735,671	1,635,788	1,735,671
Reinsurance recoverable at end of period	9,874	10,633	11,624	11,120	14,739	9,874	14,739

Gross liability at end of period	$1,645,662	$1,678,201	$1,726,180	$1,670,768	$1,750,410	$1,645,662	$1,750,410

(1) Net losses paid for the three months ended March 31, 2011 and for the year ended December 31, 2011 include an approximate $131 million reduction in policy benefits for life and annuity contracts related to the recapture by the cedant of a large longevity treaty that was written on a funds held basis. Contemporaneously, the treaty was rewritten on a net settled mortality swap basis.

PartnerRe Ltd.

Reserve Development

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010

Prior year net favorable (adverse) reserve development:

Non-life segment:
North America	$20,178	$74,769	$54,513	$39,720	$21,451	$189,180	$165,780
Global (Non-U.S.) P&C	26,369	34,945	22,228	32,454	34,867	115,995	97,539
Global (Non-U.S.) Specialty	6,478	30,027	57,847	34,623	56,760	128,975	170,931
Catastrophe	(1,452)	36,220	26,434	35,104	14,851	96,307	43,633

Total Non-life net prior year reserve development	$51,573	$175,961	$161,022	$141,901	$127,929	$530,457	$477,883

Non-life segment:
Net prior year reserve development due to changes in premiums	$(24,150)	$(8,461)	$2,424	$(28,314)	$7,470	$(58,501)	$(7,509)
Net prior year reserve development due to all other factors (2)	75,723	184,422	158,598	170,215	120,459	588,958	485,392

Total Non-life net prior year reserve development	$51,573	$175,961	$161,022	$141,901	$127,929	$530,457	$477,883

Life segment:
Net prior year reserve development due to GMDB (1)	$(32)	$(5,475)	$(214)	$10,967	$15,767	$5,245	$16,725
Net prior year reserve development due to all other factors (2)	4,099	422	(2,002)	(7,254)	(6,299)	(4,735)	(28,557)

Total Life net prior year reserve development	$4,067	$(5,053)	$(2,216)	$3,713	$9,468	$510	$(11,832)

(1) The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatility in certain referenced global equity markets. At December 31, 2011, a 10% increase in the referenced global equity market would have decreased reserves by approximately $4.8 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $6.1 million.

(2) Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars, except per share data)

(Unaudited)

			For the three months ended					For the year ended
	December 31, 2011		September 30, 2011	June 30, 2011	March 31, 2011		December 31, 2010	December 31, 2011		December 31, 2010

Reconciliation of GAAP and non-GAAP measures:
Annualized return on beginning diluted book value per common share calculated with net (loss) income per share available to common shareholders (1)	(2.1	) %	10.4%	7.2%	(51.2	) %	3.1%	(9.0	) %	12.4%
Less:
Annualized net realized and unrealized investment gains (losses), net of tax, on beginning diluted book value per common share (1)	3.6		0.4	2.5	(5.6)		(4.6)	0.2		4.6
Annualized net foreign exchange gains (losses), net of tax, on beginning diluted book value per common share (1)	3.2		—	0.6	0.4		0.9	1.0		0.2
Annualized net interest in (losses) earnings of equity investments, net of tax, on beginning diluted book value per common share (1)	(0.1)		(0.3)	(0.1)	0.1		0.5	(0.1)		0.2

Annualized operating return on beginning diluted book value per common share (1)	(8.8	) %	10.3%	4.2%	(46.1	) %	6.3%	(10.1	) %	7.4%

Net (loss) income	$(17,643)		$180,123	$124,185	$(806,956)		$57,035	$(520,291)		$852,552
Less:
Net realized and unrealized investment gains (losses), net of tax	56,384		6,167	40,954	(88,401)		(71,793)	15,104		301,462
Net foreign exchange gains (losses), net of tax	50,150		(106)	9,069	7,321		14,260	66,433		12,847
Interest in (losses) earnings of equity investments, net of tax	(1,894)		(4,788)	(1,622)	1,065		7,155	(7,239)		11,911
Dividends to preferred shareholders	15,405		14,352	8,631	8,631		8,631	47,020		34,525

Operating (loss) earnings available to common shareholders	$(137,688)		$164,498	$67,153	$(735,572)		$98,782	$(641,609)		$491,807

Per diluted share:
Net (loss) income	$(0.49)		$2.43	$1.69	$(11.99)		$0.65	$(8.40)		$10.46
Less:
Net realized and unrealized investment gains (losses), net of tax	0.85		0.09	0.60	(1.30)		(0.96)	0.23		3.86
Net foreign exchange gains (losses), net of tax	0.75		—	0.13	0.11		0.19	0.98		0.16
Interest in (losses) earnings of equity investments, net of tax	(0.03)		(0.07)	(0.02)	0.02		0.09	(0.11)		0.15

Operating (loss) earnings (2)	$(2.06)		$2.41	$0.98	$(10.82)		$1.33	$(9.50)		$6.29

(1) Excluding preferred shares of $520,000 as at January 1, 2011 and 2010.

(2) See page 36 for further analysis of Paris Re acquisition related expenses.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP Measures

(in thousands of U.S. dollars, except per share data)

(Unaudited)

	For the three months ended	For the year ended
	December 31, 2010	December 31, 2010

Reconciliation of previously published and redefined non-GAAP measures (1)

Annualized operating return on beginning common shareholders’ equity - previously published	6.3%	7.1%
Less:
Impact of excluding net foreign exchange gains, net of tax	0.9	0.2
Impact of redefining calculation to a per diluted share basis	(0.9)	(0.5)

Annualized operating return on beginning diluted book value per common share - redefined	6.3%	7.4%

Operating earnings available to common shareholders - previously published	$113,042	$504,654
Less:
Net foreign exchange losses	(8,260)	(20,686)
Tax benefit on net foreign exchange losses	22,520	33,533

Net foreign exchange gains, net of tax	14,260	12,847

Operating earnings available to common shareholders - redefined	$98,782	$491,807

Per diluted share:
Operating earnings - previously published	$1.52	$6.45
Less:
Net foreign exchange losses	(0.11)	(0.27)
Tax benefit on net foreign exchange losses	0.30	0.43

Net foreign exchange gains, net of tax	0.19	0.16

Operating earnings - redefined	$1.33	$6.29

(1) See Basis of Presentation for an explanation of the redefined non-GAAP measures.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	December 31, 2009

Reconciliation of GAAP and non-GAAP measures:

Shareholders’ equity	$6,467,542	$6,707,683	$6,632,044	$6,174,833	$7,206,919	$7,645,727
Less:
Preferred shares, aggregate liquidation value	893,750	893,750	893,750	520,000	520,000	520,000

Common shareholders’ equity	5,573,792	5,813,933	5,738,294	5,654,833	6,686,919	7,125,727

Less:
Net unrealized gains on fixed income securities and funds held - directly managed, net of tax	451,946	501,803	350,653	242,193	364,032	234,153

Book value excluding net unrealized gains or losses on fixed income securities and funds held - directly managed, net of tax	$5,121,846	$5,312,130	$5,387,641	$5,412,640	$6,322,887	$6,891,574

Divided by:
Number of common shares and common share equivalents outstanding	65,715.7	68,188.1	68,552.0	68,542.4	71,312.3	84,319.7

Equals:
Diluted book value per common share and common share equivalents outstanding, excluding net unrealized gains or losses on fixed income securities and funds held - directly managed, net of tax	$77.94	$77.90	$78.59	$78.97	$88.66	$81.73

PartnerRe Ltd.

Diluted Book Value per Common Share - Treasury Stock Method (1)

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	December 31, 2009

Total shareholders’ equity	$6,467,542	$6,707,683	$6,632,044	$6,174,833	$7,206,919	$7,645,727
Less: preferred shares	(893,750)	(893,750)	(893,750)	(520,000)	(520,000)	(520,000)

Common shareholders’ equity	$5,573,792	$5,813,933	$5,738,294	$5,654,833	$6,686,919	$7,125,727

Basic common shares outstanding	65,322.3	67,749.4	67,737.8	67,439.6	69,986.2	82,580.7

Basic book value per common share	$85.33	$85.82	$84.71	$83.85	$95.55	$86.29

Diluted book value per common share

Common shareholders’ equity	$5,573,792	$5,813,933	$5,738,294	$5,654,833	$6,686,919	$7,125,727

Basic common shares outstanding	65,322.3	67,749.4	67,737.8	67,439.6	69,986.2	82,580.7
Add: Stock options and other	809.4	688.6	2,329.0	2,769.2	3,293.4	3,331.7
Add: Restricted stock units	489.0	573.9	647.6	825.6	940.4	1,189.1
Less: Stock options and other bought back via treasury stock method	(905.0)	(823.8)	(2,162.4)	(2,492.0)	(2,907.7)	(2,781.8)

Diluted common shares and common share equivalents outstanding	65,715.7	68,188.1	68,552.0	68,542.4	71,312.3	84,319.7

Diluted book value per common share	$84.82	$85.26	$83.71	$82.50	$93.77	$84.51

(1) This method assumes that proceeds received upon exercise of options will be used to repurchase the Company’s common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company’s forward sale contracts, if any, are also added to determine the diluted common shares and common share equivalents outstanding.

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the three months ended December 31, 2011		As of and for the year ended December 31, 2011

	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share
Common shareholders’ equity / diluted book value per common share at beginning of period	$5,814	$85.26	$6,687	$93.77

Technical result	(127)	(1.89)	(663)	(9.82)
Other operating expenses	(113)	(1.69)	(435)	(6.44)
Net investment income	156	2.32	629	9.31
Amortization of intangible assets	(9)	(0.13)	(36)	(0.54)
Other, net	(10)	(0.14)	(42)	(0.61)
Operating income tax expense	(20)	(0.30)	(48)	(0.71)
Preferred dividends	(15)	(0.23)	(47)	(0.69)

Operating loss	(138)	(2.06)	(642)	(9.50)

Net realized and unrealized investment gains, net of tax	56	0.85	15	0.23
Net foreign exchange gains, net of tax	50	0.75	67	0.98
Interest in losses of equity investments, net of tax	(1)	(0.03)	(7)	(0.11)

Net loss available to common shareholders	(33)	(0.49)	(567)	(8.40)

Common share dividends	(40)	(0.60)	(159)	(2.35)
Change in currency translation adjustment	(1)	(0.02)	(12)	(0.17)
Repurchase of common shares, net	(162)	0.68	(358)	0.93
Preferred shares issuance cost	—	—	(12)	(0.18)
Change in other accumulated comprehensive income or loss, net of tax	(4)	(0.06)	(5)	(0.07)

Impact of change in number of common and common share equivalents outstanding	n/a	0.05	n/a	1.29

Common shareholders’ equity / diluted book value per common

share at end of period	$5,574	$84.82	$5,574	$84.82

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the year ended December 31, 2010		As of and for the year ended December 31, 2009

	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity / diluted book value per common share at beginning of period	$7,126	$84.51	$3,679	$63.95

Technical result	520	6.65	939	14.70
Other operating expenses	(540)	(6.90)	(431)	(6.74)
Net investment income	673	8.60	596	9.33
Amortization of intangible assets	(31)	(0.40)	6	0.10
Other, net	(33)	(0.43)	(5)	(0.10)
Operating income tax expense	(62)	(0.79)	(139)	(2.18)
Preferred dividends	(35)	(0.44)	(35)	(0.54)

Operating earnings	492	6.29	931	14.57

Net realized and unrealized investment gains, net of tax	301	3.86	497	7.78
Net realized gain on purchase of capital efficient notes, net of tax	—	—	57	0.89
Net foreign exchange gains, net of tax	13	0.16	1	0.02
Interest in earnings of equity investments, net of tax	12	0.15	16	0.25

Net income available to common shareholders	818	10.46	1,502	23.51

Common share dividends	(158)	(2.05)	(117)	(1.88)
Change in currency translation adjustment	(67)	(0.85)	48	0.75
(Repurchase) issuance of common shares, net	(1,018)	1.15	2,000	(1.59)
Change in other accumulated comprehensive income or loss, net of tax	(14)	(0.18)	14	0.23

Impact of change in number of common and common share equivalents outstanding	n/a	0.73	n/a	(0.46)

Common shareholders’ equity / diluted book value per common share at end of period	$6,687	$93.77	$7,126	$84.51

PartnerRe Ltd.

Paris Re Acquisition Related Expenses

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Acquisition related expenses:
Corporate expenses - acquisition related	$368	$518	$1,168	$2,335	$6,155	$4,389	$16,075
Corporate expenses - voluntary termination plan	—	—	—	—	6,323	—	40,684
Amortization of intangible assets	8,893	9,520	9,165	8,827	8,821	36,405	31,461
Amortization of intangible assets included in acquisition costs (1)	—	1,914	2,829	3,700	3,715	8,443	37,094

Total acquisition related expenses	$9,261	$11,952	$13,162	$14,862	$25,014	$49,237	$125,314

Less: Amortization of intangible assets included in acquisition costs	—	(1,914)	(2,829)	(3,700)	(3,715)	(8,443)	(37,094)

Total acquisition related expenses, excluding those included in acquisition costs	$9,261	$10,038	$10,333	$11,162	$21,299	$40,794	$88,220

Divided by:
Weighted average number of common shares and common share equivalents outstanding	66,877.1	68,182.0	68,442.3	67,997.4	74,494.7	67,558.7	78,234.3

Impact of acquisition related expenses on diluted operating earnings or loss per share, pre-tax	$0.14	$0.15	$0.15	$0.16	$0.29	$0.60	$1.13

					Total amortization of intangible assets (3)
Estimated remaining amortization of intangible assets, pre-tax (2):
For the three months ended March 31, 2012					$8,893
For the three months ended June 30, 2012					8,893
For the three months ended September 30, 2012					8,893
For the three months ended December 31, 2012					5,120

Total for the year ended December 31, 2012					31,799
For the year ended December 31, 2013					19,479
For the year ended December 31, 2014					15,950
For the year ended December 31, 2015					13,900
For the year ended December 31, 2016 and thereafter					45,389

Total					$126,517

(1) A portion of the amortization of intangible assets is included in acquisition costs. Such amount approximates the amount of acquisition costs that would be included for Paris Re had purchase accounting not been applied.

(2) The estimated amortization of intangible assets is based on estimates of future loss payout and premium earnings patterns. These estimates are continually reviewed and actual results could materially differ from these estimates. Any adjustments will be reflected in the periods in which they are determined.

(3) Total intangible assets of $133.9 million and $178.7 million at December 31, 2011 and December 31, 2010, respectively, are recorded gross of a deferred tax benefit of $40.6 million and $46.9 million, respectively, and includes a $7.4 million intangible asset related to U.S. licenses that is not being amortized.